                                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549

                                                      FORM 8-K
                                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   October 11, 2002

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
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                               (Exact name of registrant as specified in its charter)

               Delaware                                  1-9618                               36-3359573
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     (State or other jurisdiction of               (Commission File No.)                  (I.R.S. Employer
     incorporation or organization)                                                      Identification No.)

   4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                                       60555
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         (Address of principal executive offices)                                              (Zip Code)

                          Registrant's telephone number, including area code (630) 753-5000

ITEM 5.      OTHER EVENTS

In order to clarify statements made by Robert C. Lannert, Vice Chairman and CFO, in an interview with Reuters Newswire
Services on Thursday, October 10, 2002 Mr. Lannert stated that, while the Company anticipates no incremental borrowing in the next three years, it will only replace maturing debt.  He also stated that the Company will recommend to its
Board using company stock to fund its contribution to the pension plans.

Our pension plans have an investment opportunity in the Company's stock because, in the opinion of management, the stock price is artificially depressed because of the large short interest in the stock.

This stock contribution has the benefit to the Company of conserving cash and increasing our equity base, replacing a portion of the equity which will be reduced as a result of the previously mentioned charge to the 4th quarter earnings.

Navistar management feels that the markets for its products are likely to improve during 2003 but in the event that any one of a number of factors, including another terrorist attack or war with Iraq, causes markets to deteriorate further, it is not prudent to let cash balances deteriorate during 2003.

                                          Forward Looking Statements

Certain statements discussed in this Item that are not purely historical  constitute  "forward-looking  statements"
under  the  Private  Securities  Litigation  Reform  Act of 1995  and  involve  risks  and  uncertainties,  such as statements  involving the likely  financial  impact of this recall and the ability of the Company to recover recall costs from trade suppliers.  These  forward-looking  statements are based on current management  expectations as of the date made.  The Company  assumes no obligation  to update any  forward-looking  statements.  It is important to
note  that  actual  results  and  ultimate   corporate   actions  could  differ   materially  from  those  in  such
forward-looking  statements.  Factors that might cause such a  difference  might  include,  but are not limited to, those  detailed from time to time in the Company's  SEC reports,  including  report on Form 10-K for the year ended
October 31, 2001.

                                                    SIGNATURES
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Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
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                     Registrant

Date:    October  11, 2002                  /s/  Mark T. Schwetschenau
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                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)